UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 28, 2025

U.S. GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-08266	22-1831409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1910 E. Idaho Street, Suite 102-Box 604 Elko, NV	89801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 557-4550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	USAU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 28, 2025, U.S. Gold Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”), at which the following proposals were voted upon:

1)	Election of five (5) directors, Luke Norman, George Bee, Johanna Fipke, Robert W. Schafer and Michael Waldkirch, to hold office until the next annual meeting of stockholders and until their successors are named and qualified or until their earlier resignation or removal.

	Votes For	Votes Withheld	Broker Non-Votes
Luke Norman	4,034,284	350,783	2,940,790
George Bee	4,345,397	39,670	2,940,790
Johanna Fipke	4,321,257	63,809	2,940,790
Robert W. Schafer	4,328,578	56,489	2,940,790
Michael Waldkirch	4,291,206	93,861	2,940,790

2)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025.

Votes For	Votes Against	Abstentions
7,260,687	27,513	37,656

3)	Approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,263,335	79,258	42,473	2,940,791

4)	Approval, by a non-binding advisory vote, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
1,896,984	1,014,679	1,408,709	64,693	2,940,792

Each of the proposals acted upon by the Company’s stockholders at the Meeting received a sufficient number of votes to be approved.

Based on these results and consistent with the Company’s recommendation, the Board of Directors of the Company has determined that the Company will conduct future advisory votes on the compensation of the Company’s named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of advisory votes on executive compensation, which is expected to occur at the Company’s 2031 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Gold corp.

Date: April 29, 2025	By:	/s/ Eric Alexander
	Name:	Eric Alexander
	Title:	Chief Financial Officer